                                                                  EXHIBIT 10.22

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                               WARRANT AGREEMENT

                                     among

                            CREDITRUST CORPORATION

                                      and

                           THE LENDERS SET FORTH ON
                          THE SIGNATURE PAGES HERETO



                          Dated as of August 2, 1999




================================================================================

                               WARRANT AGREEMENT

          WARRANT AGREEMENT (this "Agreement"), dated as of August 2, 1999,
                                   ---------
among Creditrust Corporation, a Maryland corporation (the "Company"), and the
                                                           -------
lenders set forth on the signature pages hereto (the "Lenders").  Capitalized
                                                      -------
terms used herein and not defined herein shall have the meanings specified in the Bridge Loan Agreement described below.

                                   RECITALS

          WHEREAS, the Company, Creditrust SPV99-2, LLC a Delaware limited liability company (the "Borrower"), CRDT SPV99-2 Capital, Inc., a Delaware
                        --------
corporation ("Capital"), Norwest Bank Minnesota, National Association, as
              -------
administrative agent (the "Administrative Agent"), and the Lenders have entered
                           --------------------
into a Bridge Loan Agreement, dated as of August 2, 1999 (as amended, supplemented or otherwise modified, the "Bridge Loan Agreement"), providing for
                                         ---------------------
certain bridge loans to be made by the Lenders thereunder to the Borrower (the "Bridge Loans").
 ------------

          WHEREAS, the Company agrees that if the Bridge Loans remain outstanding on May 2, 2000, the Lenders will be entitled to receive (on the terms and conditions set forth in the Escrow Agreement referred to below) common stock warrants, as hereinafter described (the "Warrants"), to purchase up to 10%
                                               --------
of the fully-diluted common stock, $.01 par value per share (the "Common
                                                                  ------
Stock"), of the Company, after giving effect to the exercise thereof (the Common Stock or any security substituted for the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at an initial
                                              --------------
exercise price equal to the lower of (x) the average closing price of the Common Stock on the Nasdaq National Securities Market, for the ten days preceding August 2, 1999 (the "Closing Date") and (y) the average closing price of the
                     ------------
Common Stock on the Nasdaq National Securities Market, for the ten days preceding May 2, 2000 (the "Exercise Price");
                            --------------

          WHEREAS, the Company agrees to execute the Warrants and deliver the Warrants to an escrow agent on the date hereof, and such escrow agent has agreed to deliver the Warrants to the Lenders in accordance with an escrow agreement, dated August 2, 1999 (as amended, supplemented or otherwise modified, the "Escrow Agreement"), among the Company, Capital, the Borrower, the
 ----------------
Administrative Agent and Norwest Bank Minnesota, National Association, as escrow agent.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                   AGREEMENT

          SECTION 1.  Warrant Certificates. The certificates evidencing the
                      --------------------
Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement
               --------------------
shall be substantially in the form set forth in Exhibit A attached hereto.

          SECTION 2.  Execution of Warrant Certificates. Warrant Certificates
                      ---------------------------------
shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant

Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt.

          In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

          SECTION 3.  Registration. The Company shall number and register the
                      ------------
Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary. The Company agrees that the Warrants shall be issued into escrow pursuant to the Escrow Agreement by the Company on the date of this Agreement and that the terms of this Agreement shall be in full force and effect with respect to the Warrants issued into escrow, including, without limitation, the anti-dilution provisions of Section 10 hereof.

          SECTION 4.  Registration of Transfers and Exchanges. The Company shall
                      ---------------------------------------
from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled and disposed of by the Company.

          The Warrant holders agree that prior to any proposed transfer of the Warrant or the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act") will, if requested by the Company, deliver to the Company:
      ---

          (1) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee;

          (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares;

          (3) an agreement by such transferee that the Company may place a notation on the stock books of the Company or a "stop transfer order" with any transfer agent or registrar with respect to the Warrant Shares;

          (4) an agreement by such transferee to be bound by the provisions of this Section 4 relating to the transfer of such Warrant or Warrant Shares; and

          (5) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the proposed transfer of the Warrants or Warrant Shares (as the case may be) may be made without registration under the Act.

          The Warrant holders agree that each certificate representing Warrant Shares will bear the following legend:

          "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled and disposed of by the Company.

          SECTION 5.  Warrants; Exercise of Warrants. Subject to the terms of
                      ------------------------------
this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on May 2, 2000 and until 5:00 p.m., New York City time on August 2, 2004 (the "Expiration Date"), to receive from the
                                       ---------------
Company the number of fully paid and nonassessable Warrant Shares that the holder may at the time be entitled to receive on exercise of such Warrant and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

          A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 14 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Company of the Exercise Price as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company, (ii) through the surrender of debt or preferred equity securities of the Company having a principal amount or liquidation preference, as the case may be, equal to the aggregate Exercise Price to be paid (the Company will pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof), (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) with any combination of (i), (ii) or (iii). For purpose of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq National Securities Market or a national securities exchange, the fair market value shall be equal to the difference between (1) the Quoted Price of the Common Stock on the date of exercise and (2) the Exercise Price; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per Warrant as determined in good faith by the Board of Directors of the Company pursuant to Section 10(n).

          Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of
Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two Business Days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 11. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

          The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof. Notwithstanding the foregoing, the holders of the Warrants may not effect a partial exercise of the Warrants for less than 1,000 Warrant Shares.

          All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

          SECTION  6.  Payment of Taxes. The Company will pay all documentary
                       ----------------
stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant

Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 7.  Mutilated or Missing Warrant Certificates. In case any of
                      -----------------------------------------
the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          SECTION 8.  Reservation of Warrant Shares. The Company will at all
                      -----------------------------
times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the
      --------------
Company's capital stock issuable upon the exercise of any of the rights of purchase represented by the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 13 hereof.

          Before taking any action which would cause an adjustment pursuant to
Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment of the appropriate Exercise Price, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 9.  Obtaining Stock Exchange Listings. The Company will from
                      ---------------------------------
time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

          SECTION 10.  Adjustment of Exercise Price and Number of Warrant Shares
                       ---------------------------------------------------------
Issuable. The Exercise Price and the number of Warrant Shares issuable upon the
--------
exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. For purposes of this
Section 10, "Common Stock" means shares now or hereafter authorized of any class
             ------------
of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

     (a)  Adjustment for Change in Capital Stock. If the Company:
          --------------------------------------

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or preferred stock; or

          (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 10.

          Such adjustment shall be made successively whenever any event listed above shall occur.

     (b)  Adjustment for Rights Issue.  If the Company distributes any rights,
          ---------------------------
options or warrants entitling any person to subscribe for Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at an offering price which is less than the Current Market Price per share on that record date for such issuance, the Exercise Price shall be adjusted in accordance with the formula:

                  N x P
              O + -----
                    M
     E' = E x ---------
                O + N
     where:

     E' = the adjusted Exercise Price.

     E  = the current Exercise Price.

     O  = the number of shares of Common Stock outstanding on the record date.

     N  = the number of additional shares of Common Stock offered.

     P  = the offering price per share of the additional shares.

     M = the Current Market Price per share of Common Stock on the record date.

          For purposes of this subsection (b), the "offering price" shall include the amount initially paid for such rights, options or warrants plus the amount to be paid upon exercise or conversion of such rights, options or warrants.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          This subsection (b) does not apply to:

          (1) rights, options or warrants issued to the Company's employees under bona fide employment benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such rights would otherwise be covered by this subsection (b) (but only to the extent that the aggregate number of rights, options or warrants excluded hereby and issued after the date of this Agreement shall not exceed the right to subscribe for more than 10% of the Common Stock outstanding on the date of this Agreement),

          (2) rights, options or warrants issued to persons in a bona fide public offering pursuant to a firm commitment underwriting or

          (3) rights, options or warrants issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent that is a member firm of the NASD (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of such rights, options or warrants, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 15%).

     (c)  Adjustment for Other Distributions.  If the Company distributes to all
          ----------------------------------
holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

             M-F
             ---
     E' = E x M

     where:

     E' = the adjusted Exercise Price.

     E  = the current Exercise Price.

     M = the Current Market Price per share of Common Stock on the record date mentioned below.

     F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value pursuant to Section 10(n) based upon the trading prices of publicly traded securities where applicable.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 10.

     (d)  Adjustment for Common Stock Issue.  If the Company issues shares of
          ---------------------------------
Common Stock for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                      P
                      -
       E' = E x O  +  M
                -------
                   A
     where:

     E' = the adjusted Exercise Price.

     E  = the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such additional shares.

     P = the aggregate consideration received for the issuance of such additional shares.

     M = the Current Market Price per share on the date of issuance of such additional shares.

     A = the number of shares outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This subsection (d) does not apply to:

          (1) any of the transactions described in subsections (a), (b) and (c) of this Section 10,

          (2) the exercise of warrants or options, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

          (3) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock,

          (4) Common Stock issued to the Company's employees under bona fide employment benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such rights would otherwise be covered by this subsection (d) (but only to the extent that the aggregate shares of Common Stock excluded hereby and issued after the date of this Agreement shall not exceed more than 10% of the Common Stock outstanding on the date of this Agreement),

          (5) Common Stock issued to shareholders of any person that is not affiliated with the Company which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, or

          (7) Common Stock issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 15%).

     (e)  Adjustment for Convertible Securities Issue. If the Company issues any
          -------------------------------------------
securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this
Section 10) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Current Market Price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                    P
                    -
       E' = E x O + M
                -----
                O + D

       where:

     E' = the adjusted Exercise Price.

     E =  the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such securities.

     P = the aggregate consideration received for the issuance of such securities.

     M = the Current Market Price per share on the date of issuance of such securities.

     D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise

Price shall promptly be readjusted to the Exercise Price that would then be in effect had "D" in the above formula been equal to the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This subsection (e) does not apply to:

          (1) convertible securities issued to shareholders of any person that is not affiliated with the Company and that merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting or

          (3) convertible securities issued to persons who are not affiliates of the Company in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors pursuant to Section 10(n) and described in a Board resolution, shall exceed 10% of the then Current Market Price).

     (f)  Current Market Price.  In subsections (b), (c), (d) and (e) of this
          --------------------
Section 10 the "Current Market Price" per share of Common Stock on any date is
                --------------------
the average of the Quoted Prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date in question. The "Quoted Price"
                                                                   ------------
of the Common Stock for any given trading day is the last reported sales price of the Common Stock for that trading day as reported by Nasdaq National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange, which price shall be for consolidated trading if applicable to such exchange, or if the sales price of the Common Stock is not so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the Current Market Price pursuant to
Section 10(n) in good faith.

     (g)  Consideration Received.  For purposes of any computation respecting
          ----------------------
consideration received pursuant to subsections (d) and (e) of this Section 10, the following shall apply:

          (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors pursuant to Section 10(n), based upon the trading prices of publicly traded securities where appropriate (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution;

          (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses
               (1) and (2) of this subsection).

     (h)  When De Minimis Adjustment May Be Deferred.  No adjustment in the
          ------------------------------------------
Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Section 10(h) shall be made to the nearest cent or to the nearest 1/1000th of a share, as the case may be.

     (i)  When No Adjustment Required.  In addition to the other exceptions
          ---------------------------
provided above, (i) no adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) of this Section 10 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          (ii) No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          (iii) No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (iv) To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     (j)  Notice of Adjustment.  Whenever the Exercise Price is adjusted, the
          --------------------
Company shall provide the notices required by Section 13 hereof.

     (k)  Voluntary Reduction.  The Company from time to time may reduce the
          -------------------
Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 10 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 10.

     (l)  Notice with respect to Certain Transactions.  If:
          -------------------------------------------

          (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c), (d) or
               (e) of this Section 10 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (i) of this
               Section 10;

          (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this Section 10; or

          (3)  there is a liquidation or dissolution of the Company,

the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     (m)  Reorganization of Company.  If the Company consolidates or merges with
          -------------------------
or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 10. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

          If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

          If this subsection (m) applies, subsections (a), (b), (c), (d) and (e) of this Section 10 do not apply.

     (n)  Company Determination Not Final. Any determination that the Company or
          -------------------------------
its Board of Directors must make pursuant to this Agreement shall be made in good faith and shall be binding on the holders of Warrants, except as set forth herein. The Company shall give each holder of Warrants written notice of any such determination by the Company or its Board of Directors. If a majority of the holders of the Warrants do not agree with any such determination by the Company or its Board of Directors, such holders may request, in a notice delivered to the Company not later than 15 days after the date on which the holders received notice of such determination from the Company, that such determination be made, at the cost of the Company, by an investment banking firm (or, if an investment banking firm is generally not qualified to render such a determination, an appraisal firm) of recognized national standing, which determination shall be final and binding on the Company and the holders of Warrants, absent manifest error.

     (o)  When Issuance or Payment May Be Deferred.  In any case in which this
          ----------------------------------------
Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (p)  Adjustment in Number of Shares.  Upon each adjustment of the Exercise
          ------------------------------
Price pursuant to this Section 10, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

     N' = N x E
              -
              E'
     where:

     N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

     N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

     E' = the adjusted Exercise Price.

     E =  the Exercise Price prior to adjustment.

     (q)  Form of Warrants.  Irrespective of any adjustments in the Exercise
          ----------------
Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          SECTION 11.  Fractional Interests. The Company shall not be required
                       --------------------
to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of such Warrant (as determined in accordance with Section 5 hereof) on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

          SECTION 12.  No Dilution or Impairment; Capital and Ownership
                       ------------------------------------------------
Structure. If any event shall occur as to which the provisions of Section 10 are
---------
not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its subsidiaries, which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 10, necessary to preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

          The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(b) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by
Section 10(m) shall not be prohibited by or require any adjustment under this
Section 12.

          SECTION 13.  Notices to Warrant Holders. Upon any adjustment of the
                       --------------------------
Exercise Price pursuant to Section 10, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of the Company's Chief Financial Officer setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

          In case:

          (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof); or

          (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company proposes to take any action (other than actions of the character described in Section 10(a)) which would require an adjustment of the Exercise Price pursuant to Section 10;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action. Any notice requirement under this Section 13 shall be in addition to any notice requirement under

Section 10(l); provided that the Company may deliver one notice that meets all of the conditions of Section 10(l) and this Section 13, which notice shall be deemed to have been delivered pursuant to both such Sections.

          Subject to Section 10(n), nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

          SECTION 14.  Notices to Company and Warrant Holder. Any notice or
                       -------------------------------------
demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if delivered in person or by overnight courier, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

          Creditrust Corporation
          7000 Security Boulevard
          Baltimore, Maryland 21244
          Attention: Chief Financial Officer


          With a copy to:

          Hogan & Hartson L.L.P.
          111 South Calvert Street
          Suite 1600
          Baltimore, Maryland 21202
          Attention: Henry D. Kahn, Esq.

          Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the Warrant register of the Company.

          SECTION 15.  Supplements and Amendments. The Company may from time to
                       --------------------------
time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

          SECTION 16.  Successors. All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

          SECTION 17.  Termination. This Agreement shall terminate at 5:00 p.m.,
                       -----------
New York City time on August 2, 2004. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

          SECTION 18.  GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT
                       -------------
CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

          SECTION 19.  Benefits of This Agreement. Nothing in this Agreement
                       --------------------------
shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

          SECTION 20.  Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        CREDITRUST CORPORATION



                                        By: ____________________________________
                                        Name:
                                        Title:

                                        NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION


                                        By: ____________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT A

                              Warrant Certificate

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     EXERCISABLE ON OR BEFORE AUGUST 2, 2004

No.  _____                                   Warrants to purchase _______ shares

                              Warrant Certificate

                            CREDITRUST CORPORATION

          This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder of Warrants expiring August 2, 2004 (the "Warrants") to purchase Common Stock, par value $.01 per share (the "Common
 --------                                                            ------
Stock"), of Creditrust Corporation, a Maryland corporation (the "Company").
-----                                                            -------
Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on August 2, 2004, an amount of fully paid and nonassessable shares of Common Stock as set forth abovee ( "Warrant Shares")
                                                                --------------
at the initial exercise price per share (the "Exercise Price") equal to the
                                              --------------
lower of (x) the average closing price of the Common Stock on the Nasdaq National Securities Market for the ten days preceding August 2, 1999 and (y) the average closing price of the Common Stock on the Nasdaq National Securities Market for the ten days preceeding May 2, 2000, payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          No Warrant may be exercised after 5:00 p.m., New York City Time on August 2, 2004, and to the extent not exercised by such time such Warrants shall become void.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless executed by the Company.

          IN WITNESS WHEREOF, Creditrust Corporation has caused this Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

          Dated:

                                        CREDITRUST CORPORATION



                                        By: ___________________________________
                                             President


                                        By: ___________________________________
                                             Secretary

                         [Form of Warrant Certificate]

                                   [Reverse]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 2, 2004 entitling the holder on exercise to receive shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a
              ------------
Warrant Agreement, dated as of August 2, 1999  (the "Warrant Agreement"), duly
                                                     -----------------
executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after May 2, 2000. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The holders of the Warrants are entitled to certain registration rights with respect to the Warrants. Said registration rights are set forth in full in an Equity Registration Rights Agreement, dated as of August 2, 1999, among the Company and certain investors named therein. A copy of the Equity Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of CREDITRUST CORPORATION in the amount of $______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is _______________________________ and that such shares be delivered to ________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to
_________________, whose address is __________________.

                                   Signature:

Date:

                                   Signature Guaranteed:

                              TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
SECTION 1. WARRANT CERTIFICATES.............................................  1

SECTION 2. EXECUTION OF WARRANT CERTIFICATES................................  1

SECTION 3. REGISTRATION.....................................................  2

SECTION 4. REGISTRATION OF TRANSFERS AND EXCHANGES..........................  2

SECTION 5. WARRANTS; EXERCISE OF WARRANTS...................................  3

SECTION  6. PAYMENT OF TAXES................................................  4

SECTION 7. MUTILATED OR MISSING WARRANT CERTIFICATES........................  5

SECTION 8. RESERVATION OF WARRANT SHARES....................................  5

SECTION 9. OBTAINING STOCK EXCHANGE LISTINGS................................  5

SECTION 10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
            ISSUABLE........................................................  6

SECTION 11. FRACTIONAL INTERESTS............................................ 14

SECTION 12. NO DILUTION OR IMPAIRMENT; CAPITAL AND OWNERSHIP STRUCTURE...... 15

SECTION 13. NOTICES TO WARRANT HOLDERS...................................... 15

SECTION 14. NOTICES TO COMPANY AND WARRANT HOLDER........................... 17

SECTION 15. SUPPLEMENTS AND AMENDMENTS...................................... 17

SECTION 16. SUCCESSORS...................................................... 18

SECTION 17. TERMINATION..................................................... 18

SECTION 18. GOVERNING LAW................................................... 18

SECTION 19. BENEFITS OF THIS AGREEMENT...................................... 18

SECTION 20. COUNTERPARTS.................................................... 18

__________________
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.